Exhibit 99.1

For Immediate Release	Contact:	David F. Kirby Hudson Highland Group 212-351-7216 david.kirby@hudson.com

Hudson Highland Group Reports 2011 First Quarter Financial Results

NEW YORK, NY – April 26, 2011 – Hudson Highland Group, Inc. (Nasdaq: HHGP), one of the world’s leading providers of permanent recruitment, contract professionals and talent management solutions, today announced financial results for the first quarter ended March 31, 2011.

2011 First Quarter Summary

•	Revenue of $218.5 million, an increase of 21.3 percent over the first quarter of 2010, and approximately flat to the fourth quarter of 2010

•	Permanent recruitment continued to deliver the strongest service line revenue growth, up 31.8 percent from the prior year quarter

•	Temporary contracting revenue increased 20.8 percent in the first quarter, representing the fifth consecutive quarter of accelerating growth over the prior year period

•	Gross margin of $81.2 million, or 37.2 percent of revenue, up 22.2 percent from the same period last year, and a decrease of 2.1 percent from the fourth quarter of 2010

•	All regions contributed to strong top-line growth, reporting double-digit revenue and gross margin increases in the first quarter compared with the prior year period

•	EBITDA* of $2.5 million, or 1.2 percent of revenue, improved from an EBITDA loss of $1.4 million for the first quarter of 2010

•	Net loss of $0.0 million, or $0.00 per basic and diluted share, compared with net loss of $4.2 million, or $0.16 per basic and diluted share, in the first quarter of 2010

* EBITDA is defined in the segment tables at the end of this release and includes other non-operating income.

“We are encouraged that the demand for our services continues to grow,” said Mary Jane Raymond, Hudson Highland Group’s interim chief executive officer and chief financial officer.  “This quarter was Hudson’s fifth consecutive quarter of increased revenue growth over prior year.  Even as some clients continue to face economic uncertainty, they are increasingly relying on Hudson to select their strategic hires.”

Regional Results

Regional results for the first quarter in constant currency were:

•	Europe gross margin was up 18 percent, led by 21 percent growth in the U.K. and 16 percent growth in continental Europe, compared with first quarter 2010

•	Australia/New Zealand gross margin was up 22 percent compared with the prior year period, led by 44 percent growth in permanent recruitment

•	Asia gross margin was up 9 percent compared with first quarter 2010

•	Americas gross margin was up 11 percent compared with the prior year period, driven by 9 percent growth in temporary contracting and 27 percent growth in permanent recruitment

Liquidity and Capital Resources

The company ended the first quarter of 2011 with $71.0 million in liquidity, composed of $28.3 million in cash and $42.7 million in availability under its credit facilities.  The company used $10.3 million in cash flow from operations during the quarter and increased its outstanding borrowings from $1.3 million at the end of the fourth quarter to $11.2 million at the end of the first quarter.  Cash usage in the first quarter was driven by revenue more weighted to the end of the quarter and payment of annual bonuses. Days Sales Outstanding (DSO) rose to 55 days from 49 at the end of 2010 and 53 a year ago.

Guidance

The company currently expects second quarter 2011 revenue of $230 - $240 million and EBITDA of $5 - $8 million at prevailing exchange rates.  This compares with revenue of $195.0 million and EBITDA of $3.1 million in the second quarter of 2010.

Additional Information

Additional information about the company’s quarterly results can be found in the shareholder letter and the quarterly earnings slides in the investor information section of the company’s Web site at www.hudson.com.

Conference Call/Webcast

Hudson Highland Group will conduct a conference call Wednesday, April 27, 2011 at 10:00 a.m. ET to discuss this announcement.  Individuals wishing to listen can access the Web cast on the investor information section of the company's Web site at www.hudson.com.

The archived call will be available on the investor information section of the company's Web site at www.hudson.com.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide.  From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses.  The company employs more than 2,000 professionals serving clients and candidates in approximately 20 countries. More information is available at www.hudson.com.

Safe Harbor Statement

This press release contains statements that the company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions’ that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; risks related to fluctuations in the company’s operating results from quarter to quarter; the ability of clients to terminate their relationship with the company at any time; competition in the company’s markets; risks associated with the company’s investment strategy; risks related to international operations, including foreign currency fluctuations; the company’s dependence on key management personnel; the company’s ability to attract and retain highly skilled professionals; risks in collecting the company’s accounts receivable; the company’s history of negative cash flows and operating losses may continue; restrictions on the company’s operating flexibility due to the terms of its credit facility; implementation of the company’s cost reduction initiatives effectively; the company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to our dependence on uninterrupted service to clients; the company’s exposure to employment-related claims from both clients and employers and limits on related insurance coverage; volatility of the company’s stock price; the impact of government regulations; and restrictions imposed by blocking arrangements. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2011	2010

Revenue	$218,539	$180,118
Direct costs	137,341	113,697
Gross margin	81,198	66,421
Operating expenses:
Selling, general and administrative expenses	78,808	68,333
Depreciation and amortization	1,576	2,287
Business reorganization and integration expenses	351	113
Total operating expenses	80,735	70,733
Operating income (loss)	463	(4,312)
Other income (expense):
Interest, net	(206)	(232)
Other, net	487	658
Income (loss) from continuing operations before provision for income taxes	744	(3,886)
Provision for income taxes	750	252
Loss from continuing operations	(6)	(4,138)
Loss from discontinued operations, net of income taxes	-	(69)
Net loss	$(6)	$(4,207)
Basic earnings (loss) per share:
Loss from continuing operations	$(0.00)	$(0.16)
Loss from discontinued operations	-	(0.00)
Net loss	$(0.00)	$(0.16)

Diluted earnings (loss) per share:
Loss from continuing operations	$(0.00)	$(0.16)
Loss from discontinued operations	-	(0.00)
Net loss	$(0.00)	$(0.16)

Weighted average shares outstanding:
Basic	31,325	26,257
Diluted	31,325	26,257

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(unaudited)

	March 31,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$28,311	$29,523
Accounts receivable, net	145,505	128,576
Prepaid and other	14,046	13,988
Total current assets	187,862	172,087
Property and equipment, net	16,114	16,593
Other assets	18,422	17,154
Total assets	$222,398	$205,834

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,732	$14,812
Accrued expenses and other current liabilities	82,434	74,990
Short-term borrowings	11,156	1,339
Accrued business reorganization expenses	2,176	2,619
Total current liabilities	107,498	93,760
Other non-current liabilities	10,491	10,493
Income tax payable, non-current	8,158	8,303
Total liabilities	126,147	112,556
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.001 par value, 100,000 shares authorized; issued 32,838 and 32,181 shares, respectively	33	32
Additional paid-in capital	467,782	466,582
Accumulated deficit	(408,205)	(408,199)
Accumulated other comprehensive income—translation adjustments	36,947	34,902
Treasury stock, 53 and 9 shares, respectively, at cost	(306)	(39)
Total stockholders’ equity	96,251	93,278
Total liabilities and stockholders' equity	$222,398	$205,834

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - QUARTER TO DATE
(in thousands)
(unaudited)

For The Three Months Ended March 31, 2011	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$93,710	$70,804	$45,812	$8,213	$-	$218,539
Gross margin, from external customers	$38,937	$24,019	$10,356	$7,886	$-	$81,198
Business reorganization and integration expenses	$351	$-	$-	$-	$-	$351
Non-operating expense (income), including corporate administration charges	1,610	1,045	583	91	(3,816)	(487)
EBITDA (Loss) (1)	$2,175	$1,041	$(379)	$973	$(1,284)	$2,526
Depreciation and amortization expenses						1,576
Interest expense (income), net						206
Provision for (benefit from) income taxes						750
Loss (income) from discontinued operations, net of taxes						-
Net income (loss)						$(6)

For The Three Months Ended March 31, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$76,654	$56,822	$39,507	$7,135	$-	$180,118
Gross margin, from external customers	$32,530	$17,776	$9,279	$6,836	$-	$66,421
Business reorganization and integration expenses	$87	$(116)	$142	$-	$-	$113
Non-operating expense (income), including corporate administration charges	1,178	582	(509)	188	(2,097)	(658)
EBITDA (Loss) (1)	$436	$249	$(241)	$597	$(2,408)	$(1,367)
Depreciation and amortization expenses						2,287
Interest expense (income), net						232
Provision for (benefit from) income taxes						252
Loss (income) from discontinued operations, net of taxes						69
Net income (loss)						$(4,207)

For the Three Months Ended December 31, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$90,616	$74,338	$44,268	$9,839	$-	$219,061
Gross margin, from external customers	$37,468	$25,231	$10,775	$9,450	$-	$82,924
Business reorganization and integration expenses	$865	$102	$21	$-	$-	$988
Non-operating expense (income), including corporate administration charges	1,337	886	(1,298)	243	(2,980)	(1,812)
EBITDA (Loss) (1)	$314	$1,254	$2,386	$1,524	$(1,922)	$3,556
Depreciation and amortization expenses						1,730
Interest expense (income), net						306
Provision for (benefit from) income taxes						116
Loss (income) from discontinued operations, net of taxes						213
Net income (loss)						$1,191

For the Three Months Ended June 30, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$80,717	$65,249	$40,819	$8,184	$-	$194,969
Gross margin, from external customers	$34,559	$21,723	$10,039	$7,916	$-	$74,237
Business reorganization and integration expenses	$450	$-	$101	$-	$-	$551
Non-operating expense (income), including corporate administration charges	1,148	1,015	393	38	(3,440)	(846)
EBITDA (Loss) (1)	$2,466	$1,369	$(991)	$1,311	$(1,034)	$3,121
Depreciation and amortization expenses						2,186
Interest expense (income), net						243
Provision for (benefit from) income taxes						515
Loss (income) from discontinued operations, net of taxes						(52)
Net income (loss)						$229

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON HIGHLAND GROUP, INC.
Reconciliation For Constant Currency
(in thousands)
(unaudited)

The Company operates on a global basis, with the majority of our gross margin generated outside of the United States. Accordingly, fluctuations in foreign currency exchange rates can affect our results of operations. Constant currency information compares financial results between periods as if exchange rates had remained constant period-over-period. The Company currently defines the term “constant currency” to mean that financial data for a previously reported period are translated into U.S. dollars using the same foreign currency exchange rates that were used to translate financial data for the current period.

Changes in revenue, direct costs, gross margin, and selling, general and administrative expenses include the effect of changes in foreign currency exchange rates. Variance analysis usually describes period-to-period variances that are calculated using constant currency as a percentage. The Company’s management reviews and analyzes business results in constant currency and believes these results better represent the Company’s underlying business trends.

The company believes that these calculations are a useful measure, indicating the actual change in operations. Earnings from subsidiaries are rarely repatriated to the United States, and there are no significant gains or losses on foreign currency transactions between subsidiaries. Therefore, changes in foreign currency exchange rates generally impact only reported earnings and not the company’s economic condition.

	For The Three Months Ended March 31,
	2011	2010
	As reported	As reported	Currency	Constant
			translation	currency
Revenue:
Hudson Europe	$93,710	$76,654	$1,470	$78,124
Hudson ANZ	70,804	56,822	6,113	62,935
Hudson Americas	45,812	39,507	10	39,517
Hudson Asia	8,213	7,135	389	7,524
Total	218,539	180,118	7,982	188,100

Direct costs:
Hudson Europe	54,773	44,124	1,034	45,158
Hudson ANZ	46,785	39,046	4,194	43,240
Hudson Americas	35,456	30,228	(14)	30,214
Hudson Asia	327	299	19	318
Total	137,341	113,697	5,233	118,930

Gross margin:
Hudson Europe	38,937	32,530	436	32,966
Hudson ANZ	24,019	17,776	1,919	19,695
Hudson Americas	10,356	9,279	24	9,303
Hudson Asia	7,886	6,836	370	7,206
Total	$81,198	$66,421	$2,749	$69,170

Selling, general and administrative (a):
Hudson Europe	$35,271	$31,453	$353	$31,806
Hudson ANZ	22,582	17,608	1,899	19,507
Hudson Americas	10,472	10,785	17	10,802
Hudson Asia	6,890	6,224	322	6,546
Corporate	5,169	4,550	(2)	4,548
Total	$80,384	$70,620	$2,589	$73,209

(a) Selling, general and administrative expenses include depreciation and amortization expenses.